SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

CURRENT REPORT FOR ISSUERS SUBJECT TO THE
1934 ACT REPORTING REQUIREMENTS

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act

June 4, 2012
Date of Report
(Date of Earliest Event Reported)

Tianyin Pharmaceutical Co, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-52236	20-4857782
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

23rd Floor, Unionsun Yangkuo Plaza, No. 2, Block 3
South Renmin Road
Chengdu, P. R. China, 610041
(Address of principal executive offices (zip code))

+011-86-28-8615-4737
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Section 5 – Corporate Governance and Management

Item 5.02: Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On June 4, 2012, Mr. McCubbin has agreed to be retained by the Company and to serve as a consultant in order to assist the Company with various compliance and regulatory matters.  He therefore will no longer be able to maintain his independence in conducting his duties as an Independent Director. Concurrent with Mr. McCubbin’s resignation as an Independent Director, the Company has appointed Mr. Bo Tan, Chief Financial Officer of 3Sbio (NASDAQ: SSRX) as an Independent Director and Chairman of the Company’s Audit, Compensation and Nominating Committees. Mr. Tan has extensive experience within the financial  and  pharmaceutical  industries,  having worked  in  private equity, equity research and commercial practice. He joined 3SBio as its CFO in February 2009. He previously served as the Executive Director and a member of the Investment Committee for Bohai Industrial Fund Management Company, a private equity fund in China with RMB6.0 billion under management.  Earlier in his career, he spent six years in the pharmaceutical industry in various roles with Eli Lilly & Company and EMD Pharmaceuticals, Inc in North America and went on to serve as a China healthcare and consumer analyst at Lehman Brothers Asia and Macquarie Securities in Hong Kong. He received his MBA degree from the internationally recognized Thunderbird School of International Management with, a Masters of Art’s degree in economics from the University of Connecticut and a Bachelor of Art’s degree in economics from Renmin University of China.  Mr. Tan is also a Chartered Financial Analyst. Mr. Tan does not have any familial relationship with any of our other executive officers or directors.  We believe that Mr. Tan’s experience will benefit us greatly as he serves in his duties as our Chairman  of  the  Audit,  Compensation  and  Nominating  Committees  and  as  the Company’s Independent Financial Expert representing our shareholders on our Board of Director’s.

A copy of Mr. McCubbin’s Consulting Agreement and Mr. Tan’s Independent Director Agreement are attached hereto as Exhibit 10.1 and Exhibit 10.2.

Section 9 – Financial Statements and Exhibits

Item 9.01:  Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description

10.1	Consulting Agreement dated June 4, 2012
10.2	Independent Director Agreement dated June 4, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIANYIN PHARMACEUTICAL CO., INC.

By: /s/ James Jiayuan Tong____________
       Name:  Dr. James Jiayuan Tong
       Title:   Chief Financial Officer

Dated:  June 6, 2012